UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported) June 12, 2007

TELLABS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-9692	36-3831568
(State of Incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

One Tellabs Center, 1415 W. Diehl Road, Naperville, Illinois	60563
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (630) 798-8800

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On June 12, 2007, James A. Dite announced his resignation as the Company’s Vice President, Controller and Principal Accounting Officer. Mr. Dite has accepted a position with another company. Mr. Dite’s last day will be June 22, 2007. Following Mr. Dite’s departure, Timothy J. Wiggins, the Company’s Chief Financial Officer, will serve as the Company’s Principal Accounting Officer until a permanent replacement for Mr. Dite is appointed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TELLABS, INC.
(Registrant)

/s/ James M. Sheehan
James M. Sheehan
Executive Vice President,
Chief Administrative Officer and General Counsel

June 15, 2007

(Date)